                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): December 30, 2004
                                                         ------------------

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
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                 (Exact name of registrant specified in Charter)

        Delaware                   333-112231                   13-3416059
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     (State or other              (Commission                 (IRS Employer
     jurisdiction of              File Number)             Identification No.)
     incorporation)

                   250 Vesey Street
          4 World Financial Center 28th Floor
                  New York, New York                           10080
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       (Address of principal executive offices)               Zip Code

           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (212) 449-0357

                                    No Change
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         (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

ITEM 2.01. Acquisition or Disposition of Assets: General.

     The Registrant registered the issuance of one or more series of asset-backed certificates and/or asset-backed notes on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended, by a
Registration Statement on Form S-3 (Registration File No. 333-112231 (the
"Registration Statement"). Pursuant to the Registration Statement, on December
30, 2004 the Registrant issued approximately $225,978,000 in aggregate principal amount of its Terwin Mortgage Trust, Asset-Backed Certificates, Series TMTS
2004-22SL.

     This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the prospectus, dated October 25, 2004, as supplemented by the prospectus supplement, dated December 21, 2004 (collectively, the "Prospectus
Supplement"), to file a copy of the Pooling and Servicing Agreement (as defined below) executed in connection with the issuance of the Certificates (as defined below), a form of which was filed as an exhibit to the Registration Statement.

     The "Certificates" consist of the following classes: Class A, Class M-1,
Class M-2, Class B-1, Class B-2, Class B-3A, Class B-3B, Class CE, Class P,
Class ES and Class R. The Certificates were issued pursuant to a Pooling and
Servicing Agreement, attached hereto as Exhibit 4.1, dated as of December 1,
2004, among Merrill Lynch Mortgage Investors, Inc., as Depositor, Specialized
Loan Servicing, LLC, as Servicer, Chase Manhattan Mortgage Corporation, as
Master Servicer, Terwin Advisors LLC, as Seller, JPMorgan Chase Bank, N.A., as
Securities Administrator and Backup Servicer, and U.S. Bank National
Association, as Trustee (the "Pooling and Servicing Agreement"). The
Certificates evidence all of the beneficial ownership interests in a trust fund that consists primarily of a pool of certain fixed-rate, second lien residential mortgage loans with an aggregate outstanding principal balance of approximately
$265,005,724 as of December 1, 2004. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling and
Servicing Agreement.

ITEM 9.01. Financial Statements and Exhibits

     (a) Not applicable.

     (b) Not applicable.

     (c) Exhibits:

Item 601(a)
of Regulation S-K
Exhibit No.                   Description
-----------                   -----------

     4.1                      Pooling and Servicing Agreement, dated as of
                              December 1, 2004, among Merrill Lynch Mortgage
                              Investors, Inc., as Depositor, Specialized Loan
                              Servicing, LLC, as Servicer, Chase Manhattan
                              Mortgage Corporation, as Master Servicer, Terwin
                              Advisors LLC, as Seller, JPMorgan Chase Bank,
                              N.A., as Securities Administrator and Backup
                              Servicer, and U.S. Bank National Association, as
                              Trustee.

     99.1                     Mortgage Loan Sale and Assignment Agreement, dated
                              as of December 1, 2004, between Terwin Advisors
                              LLC, as Seller and Merrill Lynch Mortgage
                              Investors, Inc., as Purchaser.

     99.2                     Statistical Information regarding the Mortgage
                              Loans and the related Mortgage Properties

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          MERRILL LYNCH MORTGAGE INVESTORS, INC.

                                          By:    /s/ Matthew Whalen
                                                 -------------------------------
                                          Name:  Matthew Whalen
                                          Title: President

Date: January 14, 2005

                                  EXHIBIT INDEX

Exhibit No.                              Description
-----------                              -----------

4.1                 Pooling and Servicing Agreement, dated as of December 1,
                    2004, among Merrill Lynch Mortgage Investors, Inc., as
                    Depositor, Specialized Loan Servicing, LLC, as Servicer,
                    Chase Manhattan Mortgage Corporation, as Master Servicer,
                    Terwin Advisors LLC, as Seller, JPMorgan Chase Bank, N.A.,
                    as Securities Administrator and Backup Servicer, and U.S.
                    Bank National Association, as Trustee.

99.1                Mortgage Loan Sale and Assignment Agreement, dated as of
                    December 1, 2004, between Terwin Advisors LLC, as Seller and
                    Merrill Lynch Mortgage Investors, Inc., as Purchaser.

99.2                Statistical Information regarding the Mortgage Loans and the related Mortgage Properties